Exhibit 99.1

NeuroOne Medical Technologies Corporation Appoints Edward Andrle as New Board Member

Eden Prairie, Minn., February 24, 2020

NeuroOne Medical Technologies Corporation (OTCQB: NMTC), a medical technology company focused on improving surgical care options and outcomes for patients suffering from neurological disorders, announced today the appointment of Edward Andrle to the Company’s Board of Directors.

Mr. Andrle most recently served as the General Manager of the Neuromodulation franchise at LivaNova PLC (NASDAQ: LIVN), a publicly traded medical device company. Prior to LivaNova, Mr. Andrle served as Sorin’s Vice-President of Strategy & Business Development. He also has previously held executive positions with Boston Scientific and Baxter, leading large product portfolios in both neuromodulation and cardiac devices. Mr. Andrle has been a co-founder and CEO for several early stage medical device companies in both the neuromodulation and cardiovascular industries. In addition, he has also served on the board of many privately held medical device companies. Mr. Andrle received his MBA from Stanford Graduate School of Business and his B.S. in Chemical Engineering from the University of Notre Dame.

Dave Rosa, President and CEO of NeuroOne, commented, “We are pleased to have Mr. Andrle join our board of directors. He brings decades of experience leading neuromodulation and cardiovascular companies in senior management roles such as: CEO, business development, portfolio management, venture capital advisor, and extensive experience in negotiating and acquiring new technologies, which we believe will be very helpful to our future corporate strategy and operations.”

“I am thrilled to be joining NeuroOne’s Board of Directors,” Mr. Andrle said. “Given my experience in the neuromodulation industry I am excited about the potential that NeuroOne’s technology can offer to patients and physicians and look forward to contributing to the Company’s success.”

About NeuroOne

NeuroOne Medical Technologies Corporation is a developmental stage company committed to providing minimally invasive and hi-definition solutions for EEG recording, brain stimulation and ablation solutions for patients suffering from Epilepsy, Parkinson’s Disease, Essential Tremors and other related neurological disorders that may improve patient outcomes and reduce procedural costs. For additional information, go to www.neurooneinc.com.

Forward Looking Statements

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “target,” “seek,” “contemplate,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements may include statements regarding the Company’s regulatory submissions, potential regulatory approval, commercialization of the technology, business strategy, market size, potential growth opportunities, plans for product applications and product development, future operations, future efficiencies, and other financial and operating information. Although the Company believes that we have a reasonable basis for each forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Our actual future results may be materially different from what we expect due to factors largely outside our control, including our ability to raise additional funds, uncertainties inherent in the development process of our technology, changes in regulatory requirements or decisions of regulatory authorities, the size and growth potential of the markets for our technology, our ability to serve those markets, the rate and degree of market acceptance of our products, clinical trial patient enrollment, the results of clinical trials, future competition, the actions of third-party clinical research organizations, suppliers and manufacturers, our ability to protect our intellectual property rights and other risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release and the Company undertakes no obligation to revise or update any forward-looking statements for any reason, even if new information becomes available in the future.

Investor Relations Contact:

Leah Noaeill

Sr. Director of Marketing

NeuroOne Medical Technologies Corporation

leahn@neurooneinc.com

"Caution: Federal law restricts this device to sale by or on the order of a physician"